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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in Registration Statement No. 333-81717 of Schlumberger Limited on Form S-8 of our report dated June 20, 2000, appearing in this Annual Report on Form 11-K of the Camco Thrift Plan for the year ended December 31, 1999.

LARKIN, ERVIN & SHIRLEY, L.L.P.

Houston, Texas
June 27, 2000